SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT


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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




             DATE OF REPORT   (Date of earliest event reported):
                               December 31, 1997



                         LONG ISLAND LIGHTING COMPANY
              (Exact name of registrant as specified in charter)
         New York                1-3571                   11-1019782
(State of Incorporation)   (Commission File No.)          (I.R.S.Employer
                                                          Identification
                                                          No.)

            175 East Old Country Road, Hicksville, New York  11801
                                 516-755-6650
         (Address and telephone number of Principal Executive Offices)




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Item 5.     Other Events

The Company is filing this Current Report on Form 8-K to provide unaudited pro forma combined condensed financial information for Long Island Lighting Company ("LILCO") and for KeySpan Energy Corporation ("Keyspan") at September 30, 1997 and for the twelve months ended September 30, 1997 in order to give effect under the purchase method of accounting to the transactions summarized in Exhibit 99.1 hereto and in the assumptions set forth in the notes thereto.

Based on current facts and circumstances, LILCO and Keyspan believe that the applicability of the purchase method of accounting is probable. If the transaction contemplated with the Long Island Power Authority is not consummated, it is possible that the combination contemplated between LILCO and Keyspan would qualify for the pooling of interests method of accounting.

The unaudited pro forma combined  condensed  financial  information set forth in
Exhibit 99.1 to this Current Report on Form 8-K reflects the condensed consolidated financial information of LILCO contained in its Quarterly Report on Form 10-Q filed on November 14, 1997 and of Keyspan contained in its Annual Report on Form 10-K filed on December 19, 1997, which Form 10-K of Keyspan is attached hereto as Exhibit 99.2. Exhibits 99.1 and 99.2 are hereby incorporated by reference in response to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The unaudited pro forma combined condensed financial information and Keyspan's Annual Report on Form 10-K filed on December 19, 1997, referred to above in Item 5 and incorporated herein by reference, are attached hereto as the following
Exhibits:

Exhibit
Number

10 Agreement and Plan of Merger dated as of June 26, 1997 by and among BL Holding Corp., Long Island Lighting Company, Long Island Power Authority and LIPA Acquisition Corp. (filed as Annex D to Registration Statement on Form S-4, No. 333-30353 on June 30, 1997) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

*23       Consent of Independent Public Accountants

*99.1 Unaudited pro forma combined condensed financial information for LILCO and Keyspan Energy Corporation at September 30, 1997 and for the twelve months ended September 30, 1997.

*99.2 Keyspan Annual Report on Form 10-K for the 12-month period ended September 30, 1997.

*Filed Herewith


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                                    SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 31, 1997






                        LONG ISLAND LIGHTING COMPANY
                                 Registrant



                        By: /s/ Anthony Nozzolillo
                        -------------------------------
                              ANTHONY NOZZOLILLO
                         Senior Vice President - Finance






















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                                  Exhibit Index


Exhibit
Number

10 Agreement and Plan of Merger dated as of June 26, 1997 by and among BL Holding Corp., Long Island Lighting Company, Long Island Power Authority and LIPA Acquisition Corp. (filed as Annex D to Registration Statement on Form S-4, No. 333-30353 on June 30, 1997) and hereby incorporated by reference and made a part of this report with the same effect as if filed herewith.

*23       Consent of Independent Public Accountants begins on page 5.

*99.1 Unaudited pro forma combined condensed financial information for LILCO and KeySpan Energy Corporation at September 30, 1997 and for the twelve months ended September 30, 1997, begins on page 6.

*99.2 KeySpan Energy Corporation Annual Report for the 12-month period ended September 30, 1997 begins on page 13.


*Filed Herewith

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